LEGEND MEDIA

Company Overview

September 2008

Cautionary Note About Forward-Looking Statements

Except for the historical information contained in this presentation (this "Presentation"), the matters discussed in this Presentation or otherwise incorporated by reference into this Presentation are "forward-looking statements." Such forward-looking statements are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should" or "anticipates" or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These forward-looking statements involve risks and uncertainties, including those identified within the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") on February 11, 2008 as well as the Company's other filings with the SEC from time to time. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company cannot assure shareholders or investors that these expectations will prove correct, and the actual results that the Company achieves may differ materially from any forward-looking statements, due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Company assumes no obligation to update this information, except as required by law.

Cautionary Note About Financial Projections

The following financial projections for future periods were made with input from senior management of the Company and were not the result of a detailed budgeting process. These projections are based on management's expectations and numerous assumptions and the Company makes no representations or warranties as to the accuracy of the projections or the assumptions. This information represents the Company's current estimate of the operating and financial results which the Company would achieve if certain assumptions are realized. These assumptions relate primarily to the closing and integration of certain acquisitions described herein, the Company's ability to generate and raise capital and the Company's ability to achieve its overall business strategy, including its ability to implement its marketing and sales strategy, among other factors. These assumptions may be affected by a number of risk factors, many of which are wholly or partially beyond the Company's control, and, accordingly, there can be no assurance that any of these assumptions will be realized. These risks and uncertainties include, among others, those identified within the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") on February 11, 2008 as well as the Company's other filings with the SEC from time to time. Accordingly, THE PROJECTIONS ARE PROVIDED FOR ILLUSTRATIVE PURPOSES ONLY, AND THE RESULTS CONTAINED IN THE PROJECTIONS ARE BY NO MEANS GUARANTEED. As a result, there can be no assurance that the Company will achieve the financial results that are described in this Presentation.

Table of Contents

Company Overview

Company Overview

Legend Media is a pioneer in the China radio advertising market, combining a disciplined financial analysis with significant relationships in the Chinese radio market to address the most underserved segment of China's advertising market.

- China's radio advertising market is underutilized and highly fragmented, but it is expected to grow 50.6% in 2008 and 33.4% in 2009*.
- Legend Media has acquired the exclusive sales rights for 3 channels with 105,120 advertising minutes and is currently in negotiation to acquire a company that would provide an additional 68,985 of advertising minutes in Beijing.
- Estimated average cost of acquired inventory is $26 per minute and average selling price is $228 per sold minute in 2008.
- Average contract is exclusive for all the advertising minutes on one particular channel and lasts between 2 and 5 years depending on the channel.
- The headquarters is in Beijing and the company has 22 employees.



Beijing
Tianjin
Shenzhen

* Source: GroupM, "China Media Forecasts"

CY2008-2011 Advertising Minutes Forecasts



1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
40%
35%
30%
25%
20%
15%
10%
5%
0%
23%
25%
32%
38%
133,542
602,046
1,075,086
1,666,386
9
18
30
45
CY08E
CY09E
CY10E
CY11E
Number of Radio Channels
Advertising Minutes
Utilization Rate

CY2008-2011 Revenue and Net Profit Forecasts



$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$(20.0)
25%
20%
15%
10%
5%
0%
-5%
$7.0
$(4.3)
$35.1
-1%
$(0.3)
$81.6
13%
$10.8
$157.6
22%
$34.2
CY08E
CY09E
CY10E
CY11E
Revenue (USD $M)
Net Profit (USD $M)
Net Margin

Clients Overview

Legend Media has already secured $1.2 million worth of forward contract orders

	Revenue ($USD)
Tianjin Yinse	$869,115
Beijing Maihesi	$400,000
Total	**$1,269,115**

Legend Media has premium customers

Key Milestones

October 2007
Management began to explore the radio advertising market

January 2008
Reverse merged into OTCBB

May 2008
Acquired Tianjin Yinse Lingdong Advertising Co., Ltd

July 2008
Raised $3M through issuing Series A Convertible Preferred Stock

July 2008
Acquired Beijing Maihesi Advertising International Co., Ltd

August 2008
Closed $1.5M second tranche of Series A financing, in connection with second acquisition

September 08
Signed new contract directly with radio station for 45,990 minutes in Shenzhen

Table of Contents

Competitive Strength

- First mover advantage in the deregulating radio advertising space, winning long-term exclusive contracts
- Strong relationships with radio regulating government agencies
- Experienced management team with strong execution capability
- Focus on organized advertising sales efforts instead of direct content management
- US public currency will allow Legend Media to aggressively grow and establish its "land grab" in radio advertising

Industry

- Underutilized Chinese radio advertising market
- Most cost effective advertising method for customers
- Lowest advertising minutes purchase cost
- Fast growth in the next few years

Competitive Landscape

Public Media Advertising Companies

- Focus Media
- AirMedia 航美传媒
- Vision China Media 華視傳媒
- CTV 中视金桥
- MMIA
- Clear Media 白馬戶外媒體

Radio Advertising Companies

- xinhua finance media
- 展鹏传媒 REDGATE MEDIA
- 遠傳
- CITY FM 城市之音联播网
- SIMULCAST

Leadership Team

- **Mr. Jeffrey Dash, Chief Executive Officer and Director** – Formerly the President of Viking River Cruises, the world's largest river cruise line, Mr. Dash lead the company to 30% annual growth through the toughest time in the travel industry, post 9/11. During his time he launched the company's first China operation. Mr. Dash has spent his career building businesses and has held positions in Germany, Switzerland, Czech Republic and Russia. Mr. Dash has over 16 years of finance and operation experience.

- **Dr. William Lee, Chief Operating Officer** – Formerly a Managing Director at Transworld Capital Group, Lee worked with numerous companies creating strategic partnerships between Chinese and North American businesses. Prior to Transworld, Lee headed TNT China's corporate strategy department and worked as a consultant in China for McKinsey & Company. Lee earned his Ph.D. from MIT and completed post-graduate study at Harvard.

- **Ms. Jennifer Xia, Finance Director -** Formerly a Financial Controller for Best Buy Company Inc., Xia has over 12 years of financial management experience with international and domestic companies in the public and private sectors, as well as expertise in internal control methods and contract negotiation. Prior to joining Best Buy, Xia was Audit Project Manager for Gome Electrical Appliances Holdings Ltd. ("Gome"). Xia has extensive experience in helping establish and maintain proper internal controls across the enterprise.

Independent Board

- **Mr. Andre Nair** – Chief Strategy Officer for J. Walter Thompson & RMG Connect's Asia Pacific operations. Mr. Nair has 27 years of experience in Asia's media industry. He has held numerous senior positions in Asia including co-Ceo of Mindshare Asia Pacific, CEO Mindshare South Asia, and CEO GroupM Southeast Asia and South Asia.

- **Mr. Rich Vogel** - Chief Operating Officer of Loeb Enterprises, a New York based consumer and media focused business incubator. Previously ran Synapse Group, Inc., a direct marketer which he helped sell to Time Warner for in excess of $500 million. Prior to joining Synapse, Mr. Vogel held a number of senior positions in consumer marketing at Time Warner.

- **Mr. Michael Bonner** – Chief Operating Officer of The Scholar Ship, a globally recognized academic program aboard a transformed passenger ship backed by Royal Caribbean Cruises Ltd. Mr. Bonner has held numerous senior positions in the cruise industry. Prior to Royal Caribbean, he worked Booz Allen Hamilton, a global strategy and technology consulting firm.

- **Mr. Ivan Qi** (pending formal appointment) - Graduated from the Cooper Union in Electrical Engineering (BS) and received MBA in Finance from Hofstra University in New York. He started his career at Chase Manhattan Bank and Swiss Bank Corp in New York City. Later, worked as a research analyst for the hedge fund manager Louis Bacon at Moore Capital Management, then joined Goldman Sachs & Co as an investment banker responsible for the very first wave of Chinese companies listed in New York. After Goldman, he co-founded StarCapital Corp, a privately held project development company and then got involved through Bonfire, his private company, in M&A of natural resources properties.

Table of Contents

Industry Overview

Fast growing radio advertising market in China in the next few years

- Radio advertising is expected to grow 50.6% in 2008 and 33.4% in 2009.

Underutilized Chinese radio advertising market

- There are over 80 million radio advertising minutes in China, but an estimated 60 million are unsold and available for acquisition.
- 2.6% of China's advertising is spent on radio vs. a worldwide average of 8.0% and a US average of 11.8%.

Most cost effective advertising method in China – radio advertising

- China has the largest radio listening audience in the world with a radio audience of over 646 million.
- Radio advertising is most cost effective: only $0.77 per thousand impressions in China vs. $9.53 for outdoor, $9.86 for television, $25.79 for magazines, $25.84 for newspapers in China.

Low acquiring cost of radio advertising minutes

- The forecasted average cost of acquiring radio advertising minutes is $27 per minute and the average selling price is $228 per sold minute in 2008.

Fragmented Chinese radio advertising market and low competition

- **China's radio advertising market is undervalued and highly fragmented, yet has great growth potential.**
- **Legend Media is in a good position to take an advantage of the fast growing yet fragmented radio advertising industry.**

Source: SMR, GroupM, CMMS, ZenithOptimedia, National Bureau of Statistics of China and internal calculations

Fast Growing Radio Advertising Market

China's booming economy is driving robust growth of China's advertising expenditures; the industry grew at 22% in 2008 and 19% in 2009.


China's Advertising Expenditure
US$ Million
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
30%
25%
20%
15%
10%
5%
0%
$17,113
$21,587
26%
$25,959
$31,675
$37,846
2005
2006
2007
2008E
2009E
Total
Growth Rate

China's radio advertising expenditures are expected to grow at 51% in 2008 and 33% in 2009.


China's Radio Advertising
US$ Million
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
70%
60%
50%
40%
30%
20%
10%
0%
$301
$501
66%
$664
$1,000
51%
$1,334
2005
2006
2007
2008E
2009E
Total
Growth Rate

Source: "China Media Forecasts", *GroupM*

Growing Car Sales Are A Major Driver For Radio Advertising Growth

Radio is well positioned to target China's rapidly expanding car sales

- Car radio listening audience grew 35% in 2007 alongside car sales
- 95% of drivers listen to radios and most of them spend at least 30 minutes listening to radios every time
- Nationwide increase in traffic leads to longer commutes and radio listening times for drivers: 90% of drivers choose to listen to radios while waiting in traffic
- 60% of drivers pay attention to the radio advertising in which they are interested

Number of Cars Sold in China
(in millions)



16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
4.0
5.7
7.3
8.9
9.8
12.3
15.0
44%
27%
22%
10%
26%
22%
2004
2005
2006
2007
2008E
2009E
2010E
Number of Cars Sold in China (in millions)
Growth Rate

Source: GroupM, SMR, Research and Markets

China Radio Advertising Underutilized

As a % of total ad spend, China's radio advertising expenditures trail the rest of the world on average. In 2007, the USA's total advertising spend was 7x China's while USA's radio advertising was 32x China's.



Radio Advertising,
as % of Total Advertising
11.8%
Worldwide Avg.
8.0%
5.6%
4.8%
2.6%
China
United States
Western Europe
Asia Pacific



2007 Radio Advertising Market
China vs. United States
US$ Millions
$21,211
32X
$664
China
United States

Source: ZenithOptimedia, GroupM

Radio Advertising Is The Most Cost Effective

Radio is positioned to <u>satisfy large advertisers' needs</u> to expand nationally at a very low cost per impression.

- **646 million** radio audience in China
- Average daily listening to radio per adult is **89.5 minutes**
- Excellent value proposition for advertisers
  - Lower cost per thousand than other mediums
  - Television and outdoor costs are over 12 times more than radio; magazines and newspapers cost over 33x more than radio

Advertising Cost by Medium

US$ per Thousand Impressions


$30
$25
$20
$15
$10
$5
$0
$0.77
$9.53
$9.86
$25.79
$25.84
Radio
Outdoor
Television
Magazines
Newspaper

Source: SMR, CMMS, ZenithOptimedia, National Bureau of Statistics of China and internal calculations

Comparison Of Advertising Methods


Broad
Customer Reach
Narrow
Less
Customer Affluence
More
MMIA
Vision China Media
華視傳媒
LEGEND
MEDIA
Focus Media
xinhua finance media
CLEAR MEDIA
AirMedia
航美传媒

Table of Contents

Legend Media's Growth Strategy

- **Radio stations are motivated to sell advertising minutes at low rates**
  - All radio stations are government owned and government is reducing and eliminating subsidies to support radio stations
  - Advertising rights can be acquired without buying stations or spending on content
  - Government has mandated misleading medical ads be discontinued; These ads often compose >50% of ad revenue for channels
  - Utilization of radio ad inventory in China is often under 20%; over 80 million radio advertising minutes in China, of which an estimated 60 million are unsold and available for acquisition
  - Only 2.6% of China's advertising currently spent on radio versus worldwide average of 8.0% and a US average of 11.8%
- **Sales and pricing strategy are still undeveloped**
  - Higher utilization rates can be achieved with a better trained sales team
  - Optimal price discrimination can maximize radio ad inventory utilization and revenue
  - There is currently little to no focus on inventory yield management
- **Existing competitors are content focused and missing opportunity to acquire undervalued assets**
  - Industry consolidation can be achieved at low cost with existing content
  - Focus on content results in higher cost structure and less attention to ad sales

Land Grab

- Take advantage of undervalued pricing and aggressively contract for advertising rights with premier radio stations across China
- Pay annual contract pricing for all advertising inventory at rates near previous year's revenue under low utilization, creating opportunity for outsized gross profit from improving existing sales
- Maintain existing content and focus instead on developing a market leading position in the industry

Improve Existing Sales

- Implement active training programs for all sales people, track inventory utilization in real-time, and provide improved information to sales force
- Develop sophisticated price discrimination and yield management packages that maximize revenue generated from purchased inventory
- Encourage local retail chains to use radio ads to drive customers "in the door"

Source: ZenithOptimedia, GroupM

Sales Strategy

Legend Media's Sales Strategy

Direct		Indirect	
Local	**National**	**Agency Based**	**Marketing**
• Focus on city / provincial based brands • Heavy focus on driving new sales versus brand building • Promote radio as a way to drive customers in the "door" • Focus on selling off peak and remnant space at very attractive prices • Use price as a sales tool where needed	• Focus on large international brands • Promote value proposition of radio as a national platform with tremendous value • Sell premium time at a premium price • Focus on helping brand building and driving incremental sales • Push business into agencies while agencies pull the business in	• Activate relationships with large international and local agencies • Ensure agencies add radio to mix of media offered to clients • Educate media buyers on the value proposition of radio in China • In near-term, offer higher commissions than competitive media	• Active B2B campaign targeting local and headquarters decision makers of multinational brands • Provide information on the value of radio in the Chinese market and how it can help brands • Call to action will be for them to talk to their advertising agency

Table of Contents

Key Assumptions


Inventory Development
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
35
30
25
20
15
10
5
0
133,542
602,046
1,075,086
9
18
30
CY08 E
CY09 E
CY10 E
Number of Channels @ Year End
Radio Advetising Minutes


Average Cost per Minute (US$)
$35
$30
$25
$20
$15
$10
$5
$-
$26
$27
$30
CY08 E
CY09 E
CY10 E


Inventory Utilization
35%
30%
25%
20%
15%
10%
5%
0%
23%
25%
32%
CY08 E
CY09 E
CY10 E


Average Revenue per Minute Sold (US$)
$300
$250
$200
$150
$100
$50
$-
$228
$232
$241
CY08 E
CY09 E
CY10 E

Sources: Company forecast

Average Revenue and Cost Per Minute

Average Revenue Per Sold Minute

Tier	Channel Ranking	Avg. Revenue / Sold Minute (USD)
1	A	439
1	B	293
1	C	146
2	A	241
2	B	187
2	C	95
3	A	146
3	B	117
3	C	73

Average Cost Per Minute

Tier	Channel Ranking	Avg. Contract Cost / Minute (USD)
1	A	66
1	B	44
1	C	22
2	A	37
2	B	22
2	C	15
3	A	22
3	B	15
3	C	7

* Note: Pricing is based on the tier of city in which the radio station is located and the channel ranking within the city. Tiers range from 1 (largest) to 3 (smallest) and rankings range from A (highest) to C (lowest).

Financial Forecasts



USD $M
Revenue
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$7.0
$35.1
$81.6
500%
400%
300%
200%
100%
0%
CY08 E
CY09 E
CY10 E
Revenue
Revenue Growth



USD $M
EBITDA
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$(5.0)
-9%
$(0.7)
14%
$4.8
$20.5
25%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
CY08 E
CY09 E
CY10 E
EBITDA
EBITDA Margin



USD $M
Gross Profit
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
29%
$2.0
33%
$11.6
$32.1
39%
50%
40%
30%
20%
10%
0%
CY08 E
CY09 E
CY10 E
Gross Profit
Gross Margin



USD $M
Net Income
$15.0
$10.0
$5.0
$-
$(5.0)
-61%
$(4.3)
-1%
$(0.3)
13%
$10.8
20%
0%
-20%
-40%
-60%
-80%
CY08 E
CY09 E
CY10 E
Net Income
Net Margin

- *Source: Company forecast*

Utilization Rate Sensitivity Analysis

Increase of utilization rate dramatically improves revenue and operating income


Revenue by Utilization Rates
USD $M
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$7.0
$14.3
$20.3
$35.1
$63.6
$86.9
$81.6
$119.7
$163.5
23% 50% 75%
25% 50% 75%
32% 50% 75%
CY 08 E
CY 09 E
CY10 E
@ Forecast Utilization


EBITDA by Utilization Rates
USD $M
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$(10.0)
$(0.7)
$4.9
$9.6
$4.8
$26.6
$44.1
$20.5
$49.4
$82.4
23% 50% 75%
25% 50% 75%
32% 50% 75%
CY 08 E
CY 09 E
CY10 E
@ Forecast Utilization

Capital Investment Return Analysis

The speed at which the invested capital is returned to the business is dependent on utilization rates; for new deals with radio stations the company forecasts a payback of less than 9 months

- **The opportunity for expansion is primarily through the signing of new contracts directly with radio stations versus the acquisition of companies with existing contracts**
- **The cost of acquiring minutes through new contracts is far less**
  - 25% of first year contract cost as deposit
  - 3 months of operating cost (including the contract cost) to give time to ramp up the new operation
  - $45,000 to open a new office and hire staff
- **The forecasted time to recover the cost of acquiring a new contract is under 9 months and drops as achieved utilization increases**
- **Average achieved utilization rates for the first year will increase as the Company's network increases and clients can be cross sold across multiple channels**


Capital Investment Return
in months
Months
Utilization Rates
20.0% 22.5% 25.0% 27.5% 30.0% 32.5% 35.0% 37.5% 40.0%
12.6 8.83 6.8 5.52 4.65 4.02 3.54 3.16 2.85
0 2 4 6 8 10 12 14

Comparable Companies

(values in USD$ millions, except per share data) Company	Current Price 09/15/08	% Below 52 Week High	% Above 52 Week Low	Current Market Cap	Total Ent. Value [1]	Total Ent. Value [1] / Revenue LTM	Revenue CY08E	Revenue CY09E	EBITDA LTM	EBITDA CY08E	EBITDA CY09E	Price/Earnings [2] LTM	Price/Earnings CY08E	Price/Earnings CY09E
Legend Media Inc. (LEGE)	$1.60	-67.8%	16.4%	$16.5	$17.8	NM	2.5x	0.5x	NM	NM	3.7x	NM	NM	NM
Focus Media Holding Ltd. (FMCN)	$25.25	-61.9%	12.3%	$3,269.9	$2,863.3	4.0x	3.3x	2.5x	12.2x	9.0x	6.7x	44.9x	13.0x	9.5x
VisionChina Media Inc. (VISN)	$15.00	-41.4%	184.6%	$1,075.6	$942.5	23.8x	9.1x	6.2x	61.9x	20.7x	12.6x	62.7x	23.5x	17.4x
AirMedia Group Inc. (AMCN)	$9.44	-64.4%	4.9%	$629.8	$419.8	7.7x	3.5x	2.2x	NM	10.8x	5.3x	NM	17.4x	10.0x
Clear Media Ltd. (SEHK:100)	$0.55	-51.1%	2.4%	$289.3	$294.8	2.0x	1.7x	1.6x	5.3x	4.6x	4.3x	13.7x	9.6x	10.2x
Xinhua Finance Media Limited (XFML)	$1.54	-85.1%	0.7%	$110.9	$101.2	0.6x	0.5x	0.4x	3.7x	3.1x	2.0x	17.1x	4.8x	3.3x
SinoMedia Holding Ltd (SEHK:623)	$0.17	-52.9%	0.0%	$95.3	$47.2	0.9x	0.6x	0.5x	4.2x	1.7x	1.5x	12.7x	NA	NA
China Mass Media International Advertising Corp. (CMM)	$3.32	-51.5%	6.1%	$79.3	$13.4	0.3x	NA	NA	0.5x	NA	NA	2.9x	2.7x	NA
Minium						0.3x	0.5x	0.4x	0.5x	1.7x	1.5x	2.9x	2.7x	3.3x
Median						**2.0x**	**2.5x**	**1.9x**	**4.7x**	**6.8x**	**4.8x**	**15.4x**	**11.3x**	**10.0x**
Average						**5.6x**	**3.1x**	**2.3x**	**14.6x**	**8.3x**	**5.4x**	**25.7x**	**11.8x**	**10.1x**
Maximum						23.8x	9.1x	6.2x	61.9x	20.7x	12.6x	62.7x	23.5x	17.4x

Company	Date of Financials	Revenues LTM	Revenues CY08E	Revenues CY09E	Revenue Growth Rate CY08-09E	EBITDA Margin LTM	EBITDA Margin CY08E	EBITDA Margin CY09E	Net Margin LTM	Net Margin CY08E	Net Margin CY09E	Balance Sheet Items: Cash & ST Investments	Total Debt	Pref. Equity
Legend Media Inc. (LEGE)	3/31/2008	$0.1	$7.0	$35.1	401.4%	NM	-10.0%	13.7%	NM	NM	-0.9%	2.3	0.6	3.0
Focus Media Holding Ltd. (FMCN)	6/30/2008	$722.5	$858.9	$1,143.2	33.1%	32.6%	37.0%	37.1%	10.1%	29.3%	30.0%	410.0	0.0	0.0
VisionChina Media Inc. (VISN)	3/31/2008	$39.6	$103.3	$151.3	46.5%	38.4%	44.1%	49.6%	38.3%	43.6%	42.4%	133.8	0.0	0.0
AirMedia Group Inc. (AMCN)	3/31/2008	$54.2	$118.8	$187.9	58.2%	-2.9%	32.7%	41.9%	0.5%	32.2%	35.5%	210.0	0.0	0.0
Clear Media Ltd. (SEHK:100)	6/30/2008	$148.4	$171.6	$184.1	7.3%	37.7%	37.3%	37.1%	14.3%	17.0%	15.0%	22.0	22.8	0.0
Xinhua Finance Media Limited (XFML)	6/30/2008	$174.7	$200.5	$240.0	19.7%	15.7%	16.1%	21.0%	3.2%	12.9%	16.3%	82.0	40.3	29.5
SinoMedia Holding Ltd (SEHK:623)	12/31/2007	$49.9	$76.0	$90.8	19.5%	22.4%	35.8%	33.9%	11.6%	NA	NA	48.2	0.0	0.0
China Mass Media International Advertising Corp. (CMM)	3/31/2008	$41.3	NA	NA	NA	70.3%	NA	NA	66.2%	NA	NA	66.0	0.0	0.1
Minium					7.3%	-2.9%	16.1%	21.0%	0.5%	12.9%	15.0%			
Median					**26.4%**	**32.6%**	**36.4%**	**37.1%**	**11.6%**	**29.3%**	**30.0%**			
Average					**30.7%**	**30.6%**	**33.8%**	**36.8%**	**20.6%**	**27.0%**	**27.8%**			
Maximum					58.2%	70.3%	44.1%	49.6%	66.2%	43.6%	42.4%			

Source: Capital IQ as of September 15, 2008 and equity research reports

(1) Total Enterprise Value = Market Capitalization + Total Debt + Total Preferred Equity + Minority Interest - Cash & Short Term Investments.

(2) Price/Earnings = Market Price / Diluted EPS excluding Extra Items.

(3) PE/G ratio equals CY09 P/E ratio divided by CY07-CY09 compounded annual EPS growth rate.

(4) CY" equals "Calendar Year". Estimates have been adjusted to reflect calendar year results. "LTM" equals Lastest Twelve Months.

(5) "NA" means not available; "NM" means not meaningful. Negative Multiples and Multiples larger than 100x are regarded as not meaningful.